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                       NOTE AND WARRANT PURCHASE AGREEMENT

         THIS NOTE AND WARRANT PURCHASE AGREEMENT ("AGREEMENT") is made as of the ___ day of December ___, 2001 by and among ZENASCENT, INC., a Delaware corporation (the "COMPANY"), and __________________________ (the "PURCHASER").

The parties hereby agree as follows:

1.  AMOUNT AND TERMS OF THE LOAN; ISSUANCE OF WARRANTS

    1.1 THE LOAN. Subject to the terms of this Agreement, the Purchaser agrees to lend to the Company the amount set forth in the promissory note in substantially the form attached hereto as Exhibit A (the "NOTE"). The amount of the Note is also the "LOAN AMOUNT." Unless otherwise defined, the capitalized terms herein shall have the meanings assigned to such terms in the Note. The parties hereto agree that the Note is one of a number of other promissory notes, which are substantially the same as the Note (the "NOTES"), which Notes are being issued in connection with the Note and the Warrant (as defined below). The minimum amount of each Note will be $25,000. The minimum amount of funds to be raised with respect to Notes shall be $200,000 and the maximum amount shall be $1,500,000.

    1.2 ISSUANCE OF WARRANTS. Subject to the terms of this Agreement, the Company agrees to sell to the Purchaser and the Purchaser agrees to buy from the Company, a warrant to purchase 1 share of common stock, par value $.01 per share, of the Company for every $2.00 of original principal amount of the Note. The purchase price for the warrant shall be equal to $.01 for each share of common stock of the Company for which the Warrant can be exercised (the "WARRANT PURCHASE PRICE"). The warrant shall be in substantially the form attached hereto as Exhibit B (the "WARRANT"). There will be no warrants for fractional shares. If fractional shares would occur based upon the mathematical formula used in this Section to calculate the number of shares to be issued upon the exercise of the Warrant, the amount of shares will be rounded up to the next highest share. Pursuant to the Warrant, upon the exercise of the Warrant, an appropriate number of shares of common stock of the Company will be issued to the Purchaser. Notwithstanding the foregoing, on the date hereof, there are not sufficient shares of common stock of the Company reserved to issue such shares of common stock of the Company if the Warrant were exercised on the date hereof. If such number of shares of common stock of the Company are for any reason whatsoever still not available to be issued by the Company at the time of the exercise of the Warrant, the Company shall so issue such shares of common stock as soon as practicable.

    1.3 The Company and the Purchaser, having adverse interests and as a result of arm's length bargaining, agree that:

         (A) Neither the Purchaser nor any affiliated company has rendered any services to the Company in connection with this Agreement;

         (B) The Warrant is not being issued as compensation;

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         (C) The aggregate fair market value of the Note, if issued apart from the Warrant, is $________________[AMOUNT OF NOTE], and the aggregate fair market value of the Warrant, if issued apart from the Note, is $0.01 per share covered by the Warrant; and

         (D) All tax returns and other information return of each party relative to this Agreement and the Note and Warrant issued pursuant hereto shall consistently reflect the matters agreed to in (a) through (c) above.

2.  THE CLOSING

    2.1 CLOSING DATE. The closing of the purchase and sale of the Note and the Warrant (the "CLOSING") shall be held in accordance with Section 5.9 (the "CLOSING DATE").

    2.2 DELIVERY. Prior to the Closing, the Purchaser will execute this Agreement and deliver the Loan Amount and the Warrant Purchase Price into escrow pursuant to wire or other instructions to be established. Promptly after the Closing, the Company shall issue and deliver to the Purchaser a Note in favor of the Purchaser payable in the principal amount of the Loan Amount and a Warrant in accordance with Section 1.2.

3.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

    Except as set forth in the Schedules attached hereto, the Company represents and warrants to the Purchaser as follows:

    3.1 CORPORATE POWER. The Company will have at the Closing Date all requisite corporate power to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

    3.2 AUTHORIZATION. All corporate action on the part of the Company, its directors and its shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company and the performance of the Company's obligations hereunder.

    3.3 OFFERING. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4 hereof, the offer, issue, and sale of the Note and Warrant are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "1933 ACT"), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

    3.4 ORGANIZATION AND QUALIFICATION. The Company and its "SUBSIDIARIES" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) (a complete list of which is set forth in SCHEDULE 3.4) are corporations duly organized and validly existing in good standing under the laws of the respective jurisdictions of their incorporation, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of

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property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Note, this Agreement and the Warrant (cumulatively the "Transaction Documents").

    3.5 AUTHORIZATION; ENFORCEMENT; COMPLIANCE WITH OTHER INSTRUMENTS. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations in connection with the Transaction Documents, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Warrants pursuant to this Agreement, have been duly and validly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors, or its shareholders, (iii) the Transaction Documents have been duly and validly executed and delivered by the Company, and (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

    3.6 CAPITALIZATION. The Company has authorized 20,000,000 shares of common stock, par value $0.01 ("Common Stock") and 5,000,000 shares of preferred stock, par value $0.01. As of November 25, 2001, there were 8,339,977 shares of Common Stock issued and outstanding. In addition, the Company has issued 135,000 shares of Series A Convertible Preferred Stock ("Series A Stock") that are convertible into 1,350,000 shares of Common Stock and warrants to acquire 1,350,000 shares of Common Stock. The Company has agreed to issue certain of its Preferred Stock pursuant to the Merger Agreement. The Company has reserved for issuance approximately 9,397,905 shares of Common Stock to be issued upon the exercise or conversion, if any, of all outstanding options, warrants and conversion rights, other than the Series A Stock, the Series B Convertible Preferred Stock and the securities issued pursuant to the Merger Agreement. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in SCHEDULE 3.6 which is attached hereto and made a part hereof, (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding shares of capital stock, options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its

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Subsidiaries, (iv) there are no agreements or arrangements under which the
Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act, (v) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement, (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement and (viii) there is no dispute as to the class of any shares of the Company's capital stock. The Company has furnished to the Purchaser, or the Purchaser has had access through EDGAR to, true and correct copies of the Company's Articles of Incorporation, as in effect on the date hereof (the "ARTICLES OF INCORPORATION"), and the Company's By-laws, as in effect on the date hereof (the "BY-LAWS `), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

    3.7 ISSUANCE OF SHARES. Upon issuance in accordance with this Agreement, the Common Stock will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. In the event the Company cannot issue a sufficient number of shares of Common Stock, due to the remaining number of authorized shares of Common Stock being insufficient, the Company will use its best efforts to issue the maximum number of shares it can based on the remaining balance of authorized shares, if any, and will use its best efforts to increase the number of its authorized shares as soon as reasonably practicable.

    3.8 NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Articles of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with, or constitute a material default (or an event which with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, contract, indenture mortgage, indebtedness or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree, including United States federal and state securities laws and regulations and the rules and regulations of the principal securities exchange or trading market on which the Common Stock is traded or listed (the "Principal Market"), applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Except as disclosed in SCHEDULE 3.8, neither the Company nor its Subsidiaries is in violation of any term of, or in default under, the Articles of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the By-laws or their organizational charter or by-laws, respectively, or any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except for possible conflicts, defaults, terminations, amendments, accelerations, cancellations and violations that would not individually or in the aggregate have a Material Adverse Effect. The business of the

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Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, statute, ordinance, rule, order or regulation of any governmental authority or agency, regulatory or self-regulatory agency, or court, except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect.
Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization, permit or order of, or make any filing or registration (except the filing of a registration statement) with, any court, governmental authority or agency, regulatory or self-regulatory agency or other third party in order for it to execute, deliver or perform any of its obligations under, or contemplated by, the Transaction Documents in accordance with the terms hereof or thereof. All consents, authorizations, permits, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof and are in full force and effect as of the date hereof. Except as disclosed in Schedule 3(e), the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company is not, and will not be, in violation of the listing requirements of the Principal Market as in effect on the date hereof and on each of the Closing Dates and is not aware of any facts which would reasonably lead to delisting of the Common Stock by the Principal Market in the foreseeable future.

    3.9 SEC DOCUMENTS; FINANCIAL STATEMENTS. Since January 1, 2000, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission ("SEC") pursuant to the reporting requirements of the Securities and Exchange Act of 1934 ("1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). The Company has delivered to the Purchaser or its representatives, or they have had access through EDGAR, to true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other written information provided by or on behalf of the Company to the Purchaser which is not included in the SEC Documents, including, without limitation, information referred to in Section 3.7 of this Agreement, contains any untrue

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statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

    3.10 ABSENCE OF CERTAIN CHANGES. Except as disclosed in SCHEDULE 3.10 or the SEC Documents filed at least five (5) days prior to the date hereof, since June 1, 2000, there has been no change or development in the business, properties, assets, operations, financial condition, results of operations or prospects of the Company or its Subsidiaries which has had or reasonably could have a Material Adverse Effect. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

    3.11 ABSENCE OF LITIGATION. Except as set forth in SCHEDULE 3.11, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the executive officers of Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, in which an adverse decision could have a Material Adverse Effect.

    3.12 ACKNOWLEDGMENT REGARDING THE INVESTMENT. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of arm's length investor with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Purchaser or any of its respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Purchaser's investment. The Company further represents to the Purchaser that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

    3.13 NO UNDISCLOSED EVENTS, LIABILITIES, DEVELOPMENTS OR CIRCUMSTANCES. No event, liability, development or circumstance has occurred or exists, or to its knowledge is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, assets, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

    3.14 EMPLOYEE RELATIONS. Neither the Company nor any of its Subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. Neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that relations with their employees are good. No executive officer (as defined in Rule 501(f) of the

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1933 Act) has notified the Company that such officer intends to leave the
Company's employ or otherwise terminate such officer's employment with the Company.

    3.15 INTELLECTUAL PROPERTY RIGHTS. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as set forth on SCHEDULE 3.15, none of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights necessary to conduct its business as now or as proposed to be conducted have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on Schedule 3(l), there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

    3.16 ENVIRONMENTAL LAWS. The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the three foregoing cases, the failure to so comply would have, individually or in the aggregate, a Material Adverse Effect.

    3.17 TITLE. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in SCHEDULE 3.17 or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries. Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

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    3.18 INSURANCE. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

    3.19 REGULATORY PERMITS. The Company and its Subsidiaries have in full force and effect all certificates, approvals, authorizations and permits from the appropriate federal, state, local or foreign regulatory authorities and comparable foreign regulatory agencies, necessary to own, lease or operate their respective properties and assets and conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, approval, authorization or permit, except for such certificates, approvals, authorizations or permits which if not obtained, or such revocations or modifications which, would not have a Material Adverse Effect.

    3.20 INTERNAL ACCOUNTING CONTROLS. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

    3.21 NO MATERIALLY ADVERSE CONTRACTS, ETC. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

    3.22 TAX STATUS. The Company and each of its Subsidiaries has made or filed all United States federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material

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amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

    3.23 CERTAIN TRANSACTIONS. Except as set forth on SCHEDULE 3.23 and in the SEC Documents filed at least ten days prior to the date hereof and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed on
SCHEDULE 3.6, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

    3.24 DILUTIVE EFFECT. The Company understands and acknowledges that the number of shares of Common Stock that may be issuable pursuant to the terms of the Transaction Documents will increase in certain circumstances including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines following the maturity date of the Note. The Company's executive officers and directors have studied and fully understand the nature of the transactions contemplated by this Agreement and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that, subject to such limitations as are expressly set forth in the Transaction Documents, its obligation to issue shares of Common Stock pursuant to the terms of the Transaction Documents is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

    3.25 COVENANTS OF THE COMPANY.

    A. BEST EFFORTS. The Company shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in this Agreement.

    B. BLUE SKY. The Company shall, at its sole cost and expense take such action as the Company shall reasonably determine is necessary to qualify the Common Stock underlying the Warrants for, or obtain exemption for the same for, sale to the Purchaser under applicable securities or "Blue Sky" laws of such states of the United States, as specified by Purchaser. The Company shall, at its sole cost and expense, make all filings and reports relating to the offer and sale of the Note, the Warrants, the Common Stock underlying the Warrants and the Common Stock issuable pursuant to the terms of the Transaction Documents (cumulatively the "SECURITIES") as required under the applicable securities or "Blue Sky" laws of such states of the United States as specified by the Purchaser.

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    C. REPORTING STATUS. Until the earlier of (i) the date that the Purchaser may sell all of the Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which the Purchaser shall have sold all the Securities, the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as a reporting company under the 1934 Act.

    D. USE OF PROCEEDS. The net proceeds from the issuance of the Notes shall be used by the Company to cover escrow fees, to pay Joseph Stevens & Company, Inc.'s legal fees of $5,000 to Joseph B. LaRocco, to make payment(s) in accordance with the merger agreement with Cedric Kushner Boxing, Inc. and for general working capital purposes.

    E. CORPORATE EXISTENCE. The Company shall use its best efforts to preserve and continue the corporate existence of the Company.

    F. RESERVATION OF SHARES. Subject to the following sentence, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the issuance of the Common Stock underlying the Securities. The Company does not currently have a sufficient number of authorized shares of Common Stock to reserve and keep available for issuance. Upon closing of the "MERGER" as defined in Section 4.2, the Company shall use its best efforts to increase the number of authorized shares of Common Stock by seeking shareholder approval for the authorization of such additional shares as soon as possible.

    G. LISTING. The Company hereby grants the Purchaser piggy-back registration rights to include all of the Common Stock underlying the Securities in the next registration statement to be filed by the Company other than an S-8 registration statement. The Company shall maintain the Common Stock's authorization for quotation on the Principal Market, unless the Purchaser and the Company agree otherwise. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market (excluding suspensions of not more than one trading day resulting from business announcements by the Company). The Company shall promptly provide to the Purchaser copies of any notices it receives from the Principal Market regarding the continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section.

    H. TRANSACTIONS WITH AFFILIATES. The Company shall not, and shall cause each of its Subsidiaries not to, enter into, amend, modify or supplement, or permit any Subsidiary to enter into, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any of its or any Subsidiary's officers, directors, persons who were officers or directors at any time during the previous two years, shareholders who beneficially own 5% or more of the Common Stock, or affiliates or with any individual related by blood, marriage or adoption to any such individual or with any entity in which any such entity or individual owns a 5% or more beneficial interest (each a "RELATED PARTY"), except for (i) customary employment arrangements and benefit programs on reasonable terms, (ii) any agreement, transaction, commitment or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, or (iii) any agreement, transaction, commitment or arrangement which is approved by a majority of the disinterested directors of the Company. For purposes hereof, any director who is also an officer of the Company or any Subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment or arrangement. "AFFILIATE" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a 5% or more equity interest in that person or entity, (ii) has 5% or more common ownership with that person or entity, (iii) Controls that person or entity, or (iv) shares common control with that person or entity. "CONTROL" or "CONTROLS" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

    I. FILING OF FORM 8-K. On or before the date which is five (5) business days after the signing for this Agreement by the Company, or such later date as may be allowed by applicable law, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transaction contemplated by the Transaction Documents in the form required by the 1934 Act, if such filing is required.

    J. NOTICE OF CERTAIN EVENTS AFFECTING REGISTRATION. The Company shall promptly notify Purchaser upon the occurrence of any of the following events in respect of a registration statement or related prospectus covering the Common Stock underlying the Securities: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the registration statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Common Stock underlying the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the registration statement, related prospectus or documents so that, in the case of a registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the registration statement would be appropriate, and the Company shall promptly make available to Purchaser any such supplement or amendment to the related prospectus.

4.  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

    The Purchaser represents and warrants to the Company as follows:

    4.1 PURCHASE FOR OWN ACCOUNT. The Purchaser represents that it is acquiring the Securities solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

    4.2 INFORMATION AND SOPHISTICATION. The Purchaser acknowledges that it has received all the information it has requested from the Company and it considers necessary or appropriate for deciding whether to acquire the Securities, including, without limitation, any and all information which it requested concerning the potential merger (the "MERGER") involving the Company and Cedric Kushner Boxing, Inc. The Purchaser acknowledges, understands and agrees that the terms of the Merger may be changed from the terms that exist on the date hereof and that the consent and/or the advice of the Purchaser will not be sought with respect to any such changes. The Purchaser represents that it has had an opportunity to ask questions and receive answers from the Company and Zenascent regarding the terms and conditions of the offering of the Securities, the Merger, any changes with respect to the Merger and to obtain any additional information necessary to verify the accuracy of any information given the Purchaser. The Purchaser further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment. The Purchaser further represents that it has reviewed the SEC filings and press releases of the Company.

    4.3 RISK OF LOSS; ABILITY TO BEAR ECONOMIC RISK. The Purchaser acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment. The Purchaser understands that if the Merger does not close, the Purchaser is likely not to be repaid under the Note and any of the other Securities held by the Purchaser may be of little or no value due to the failure of the Merger to close. The Purchaser further understands that as of the date hereof, there are not sufficient shares of Common Stock reserved to issue such shares of Common Stock if the Warrants are exercised or any other Securities are converted into Common Stock. Therefore, there is the possibility that such shares of Common Stock to which the Purchaser would be entitled may never be issued.

    4.4 ACCREDITED INVESTOR STATUS. The Purchaser is an "ACCREDITED INVESTOR" as such term is defined in Rule 501 under the Securities Act.

    4.5 FURTHER ASSURANCES. The Purchaser agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement.

    4.6 RESTRICTION ON TRANSFER OR RESALE. The Purchaser will not sell or otherwise transfer the Securities without registration under the 1933 Act or applicable state securities laws or compliance with applicable exemptions therefrom. The availability of the aforesaid exemptions depends in part upon the accuracy of certain of the representations, declarations and warranties which are made by Purchasers herein and in any other information furnished by

Purchasers to the Company, and the same may be relied upon in determining the suitability of any Purchaser to invest in the Company. The Securities have not been registered under the 1933 Act or under the securities laws of any state. The Purchaser has not offered or sold any portion of the Securities being acquired nor does the Purchaser have any present intention of dividing the Securities with others or of selling, distributing or otherwise disposing of any portion of the Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance in violation of the 1933 Act.

    4.7 LEGEND. The Purchaser acknowledges that each certificate representing the Securities shall be stamped or otherwise imprinted with a legend substantially in the following form:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

    4.8 REMEDIES. The Purchaser acknowledges and agrees that it shall not be entitled to seek any remedies with respect to the Transaction Documents from any party other than the Company.

    4.9 AUTHORIZATION. If this Agreement is executed and delivered on behalf of a corporation: (i) such corporation has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of the Transaction Documents executed and delivered by or on behalf of such corporation in connection with the purchase of the Securities and (b) to purchase and hold the Securities; and (ii) the signature of the party signing on behalf of such corporation is binding upon such corporation.

    4.10 PRIVATE OFFERING. The Purchaser is not subscribing for the Securities as a result of, or pursuant to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

    4.11 INVESTMENT INTENT. The Purchaser is purchasing the Securities for its own account for investment, and not with a view toward the resale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Purchaser is neither an underwriter of, nor a dealer in, the Securities and is not participating in the distribution or resale of the Securities.

    4.12 PURCHASER'S KNOWLEDGE AND ADEQUACY OF REPRESENTATION. The Purchaser or the Purchaser's representatives, as the case may be, has such knowledge and experience in financial, tax and business matters so as to enable the Purchaser to utilize the information made available to the Purchaser in connection with the Transaction Documents to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect thereto. Schrader & Schoenberg, LLP has acted as counsel to the Company and Joseph B. LaRocco, Esq. has acted as counsel to Joseph Stevens & Company, Inc., and neither attorney has represented the Purchaser. The Purchaser represents and warrants that it has had ample opportunity to consult with its own legal and financial advisors concerning and investment in the Securities and the terms set forth in the Transaction Documents.

    4.13 AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER. The Purchaser hereby acknowledges that it has reviewed or has had sufficient opportunity to review and discuss with Purchaser's legal and financial advisors, the Amended and Restated Agreement and Plan of Merger, dated as of September 17, 2001, by and among the Company, Zenascent Newco, Inc., Cedric Kushner Boxing, Inc., Cedric Kushner Promotions, Ltd., Cedric Kushner and James DiLorenzo (as such agreement may be amended, modified, restated or replaced, the "Merger Agreement"), a copy of which is attached as an exhibit to a Form 8-K/A filed with the Securities and Exchange Commission and hereby consents to the transactions contemplated by the Merger Agreement to the fullest extent required by the Merger Agreement. The Purchaser hereby understands and acknowledges that the transactions contemplated by the Merger Agreement shall potentially have a dilutive effect, and that the Purchaser's obligations pursuant to this Agreement are absolute and unconditional regardless of the dilutive effect that securities issued under the Amended and Restated Agreement and Plan of Merger, dated as of September 17, 2001, may have on the Purchaser's ownership interests in the Company.

5.  MISCELLANEOUS

    5.1 BINDING AGREEMENT. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

    5.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents, made and to be performed entirely within the State of New York.

    5.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    5.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

    5.5 NOTICES. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or one (1) business day after deposit with a nationally recognized overnight delivery service, addressed to the Company at 10 West 33rd Street, Suite 705, New York, New York 10001 or to Purchaser at the address set forth in the Questionnaire to this Agreement, or at such other address as such party may designate by ten (10) days advance written notice to the other party.

    5.6 MODIFICATION; WAIVER. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Purchaser.

    5.7 ENTIRE AGREEMENT. This Agreement and the Exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

    5.8 TRANSFER. To the extent that the Note and the Warrant may be transferred by the Purchaser pursuant to the terms of the Note and the Warrant and pursuant to applicable law, the Note may only be transferred by the Purchaser together with the Warrant, and each of the Note and Warrant may only be transferred by the Purchaser in whole and to one party. In addition, each of the Note and the Warrant may only be transferred by the Purchaser upon the reasonable satisfaction of the Company that no securities law (or other law) violation shall occur as a result of the transfer or attempted transfer of the Note and/or the Warrant. In order to satisfy the sentence immediately preceding this sentence, prior written consent will need to be obtained from the Company prior to any transfer of the Note and/or the Warrant.

    5.9 EFFECTIVENESS AND CLOSING. The funds delivered by the Purchaser to the Company pursuant to this Agreement will be held in escrow. If, by or before December 28, 2001, there shall be received, in escrow, funds with respect to Notes, with an aggregate original principal amount of at least $200,000, the Closing may take place. If this minimum amount is not received in escrow by December 28, 2001, all funds delivered into escrow by such time shall be returned. The maximum amount of funds to be raised with respect to Notes shall be $1,500,000. In addition, if for any reason whatsoever, the transaction involving this Agreement and the documents related hereto shall be altered in any manner which is materially adverse to the Purchaser, prior to the execution of the Note and the Warrant by the Company and prior to the Closing, the funds which will have been deposited into escrow will be returned.

                [Balance of this page intentionally left blank.]

                             INVESTOR QUESTIONNAIRE

    The information contained in this Questionnaire is being furnished in order to determine whether the undersigned's investment as described in the Agreement may be accepted.

    ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the 1933 Act, as amended. Further, the undersigned understands that the offering is required to be reported to the Securities and Exchange Commission, NASDAQ and to various state securities and "blue sky" regulators.

    IN ADDITION TO SIGNING THE SIGNATURE PAGE, THE UNDERSIGNED MAY BE REQUESTED TO COMPLETE A FORM W-9 IF SO REQUESTED BY THE COMPANY.

I.  PLEASE CHECK EACH OF THE STATEMENTS BELOW THAT APPLIES.

[ ] 1. The undersigned: (a) has total assets in excess of $5,000,000; (b) was not formed for the specific purpose of acquiring the securities and (c) has its principal place of business in _____________.

[ ] 2. The undersigned is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000.

[ ] 3. The undersigned is a natural person who had an individual income* in excess of $200,000 in each of 1999 and 2000 and who reasonably expects an individual income in excess of $200,000 in 2001. Such income is solely that of the undersigned and excludes the income of the undersigned's spouse.

[ ] 4. The undersigned is a natural person who, together with his or her spouse, has had a joint income* in excess of $300,000 in each of 1999 and 2000 and who reasonably expects a joint income in excess of $300,000 during 2001.

    * For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining "income", an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

[ ] 5. The undersigned is:

         (a) a bank as defined in Section 3(a)(2) of the 1933 Act; or

         (b) a savings and loan association or other institution as defined in
         Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity; or

         (c) a broker or dealer registered pursuant to Section 15 of the 1934 Act; or

         (d) an insurance company as defined in Section 2(13) of the 1933 Act;
         or

         (e) An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; or

         (f) a small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958; or

[ ] 6. The undersigned is an entity in which all of the equity owners are "Accredited Investors" as that term is defined in Rule 501(a)(3) of Regulation D of the 1933 Act

II.      INVESTOR INFORMATION.

         IF THE UNDERSIGNED IS AN INDIVIDUAL:

         Name
              -------------------------------------------------
         Street Address
                        ---------------------------------------
         City, State, Zip Code
                               --------------------------------
         Phone, Fax
                    -------------------------------------------
         Social Security Number (or Taxpayer Identification Number)

         ------------------------------------------------------

         Send Correspondence to:

         ------------------------------------------------------

         ------------------------------------------------------

         ------------------------------------------------------

         ------------------------------------------------------

         IF THE UNDERSIGNED IS A PARTNERSHIP OR OTHER ENTITY:

         Contact Name
                      -----------------------------------------
         State of Organization
                               --------------------------------
         Principal Business Address
                                    ---------------------------
         City, State, Zip Code
                               --------------------------------
         Taxpayer Identification Number
                                        -----------------------
         Phone, Fax
                    -------------------------------------------

                             INVESTOR SIGNATURE PAGE

    Your signature on this Signature Page evidences your agreement to be bound by the Questionnaire and related Transaction Documents.

         1. The undersigned hereby represents that (a) the information contained in the Questionnaire is complete and accurate and (b) the undersigned will notify ZENASCENT, INC. immediately if any material change in any of the information occurs prior to the acceptance of the undersigned's subscription and will promptly send ZENASCENT, INC. written confirmation of such change.

         2. The undersigned signatory hereby certifies that he/she has read and understands the Agreement and Questionnaire, and the representations made by the undersigned in the Agreement and Questionnaire are true and accurate.

         3. Upon closing please deliver the Warrants to Joseph Stevens & Company, Inc.



----------------------------------     ----------------------------------
Number of Warrants being purchased                    Date


                                       By:
                                          -------------------------------
                                          (Signature)

                                       Name:
                                            -----------------------------
                                            (Please Type or Print)

                                       Title:
                                             ----------------------------
                                             (Please Type or Print)

         THE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT.

                             COMPANY ACCEPTANCE PAGE


         IN WITNESS WHEREOF, the Company has executed this NOTE AND WARRANT PURCHASE AGREEMENT as of the date first written above.

                                            COMPANY:

                                            ZENASCENT, INC.

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                           SCHEDULE 3.4 - SUBSIDIARIES

Zenascent Newco, Inc., a Delaware corporation, formed solely for the purpose of completing the merger with Cedric Kushner Boxing, Inc.

                          SCHEDULE 3.6 - CAPITALIZATION

         In February and March 2001 the Company borrowed an aggregate of $40,000 from two individuals. The notes representing such indebtedness bear interest at a rate of 8.5% per annum.

         The Company has reserved for issuance approximately 9,397,905 shares of Common Stock to be issued upon the exercise or conversion, if any, of all outstanding options, warrants and conversion rights, other than the Series A Stock, the Series B Convertible Preferred Stock and the securities issued pursuant to the Merger Agreement. Certain of the warrants outstanding are subject to piggy-back registration rights.

                            SCHEDULE 3.8 - CONFLICTS


         None.

                        SCHEDULE 3.10 - MATERIAL CHANGES


         None.

                           SCHEDULE 3.11 - LITIGATION


         None.

                      SCHEDULE 3.15 - INTELLECTUAL PROPERTY


         None.

                              SCHEDULE 3.17 - LIENS


         None.

                      SCHEDULE 3.23 - CERTAIN TRANSACTIONS



         None.